                                    EGGHEAD, INC.

                            REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is entered into as of August 14, 1997 by and among Egghead, Inc., a Washington corporation (the "Company"), and the shareholders listed on the Schedule of Investors attached hereto as Exhibit A (the "Shareholders").


                                       RECITALS

    A. As of the date of this Agreement, the Company has acquired Surplus Software, Inc. ("SSI") pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated April 30, 1997 and amended as of May 23, 1997 (the "Merger").

    B. The Shareholders are former shareholders of SSI and, as of the date hereof, are being issued shares of common stock, $.01 par value per share, of the Company in the Merger as indicated on Exhibit A hereto.

    C. The execution and delivery of this Agreement is a condition to the closing of the Merger under the Merger Agreement.


                                      AGREEMENTS

    In consideration of the mutual promises and covenants hereinafter set forth, the parties agree as follows:


1.  CERTAIN DEFINITIONS

    As used in this Agreement, the following terms shall have the following respective meanings:

         "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "HOLDER" shall mean any of the Shareholders listed on Exhibit A hereto so long as such Shareholder holds Registrable Securities.

         The terms "REGISTER", "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

         "REGISTRABLE SECURITIES" means the Shares (or other securities of the Company issued with respect to the Shares upon any stock split, stock dividend, recapitalization or similar event); provided, however, that Shares (or other securities of the Company issued with respect to the Shares upon any stock split, stock dividend, recapitalization or similar event) shall only be deemed to be Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
Section 4(l) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale; provided further, that Shares (or other securities of the Company issued with respect to the Shares upon any stock split, stock dividend, recapitalization or similar event) held by each Shareholder shall cease to be Registrable Securities from and after such time as such Shareholder shall have sold Shares (or other securities of the Company issued with respect to the Shares upon any stock split, stock dividend, recapitalization or similar event), whether such sales occurred pursuant to Section 2 of this Agreement or otherwise, in one or more transactions that generated aggregate gross proceeds equal to or greater than $2,000,000, in the case of Stephen Wood and Gregory Boudreau, and $1,000,000 in the case of Jonathan Brodeur. Shares (or other securities of the Company issued with respect to the Shares upon any stock split, stock dividend, recapitalization or similar event) that have not been sold shall nevertheless be deemed to have been sold for purposes of the preceding provisos if the Holder thereof had the opportunity to include such securities in a registration effected pursuant to Section 2 of this Agreement but elected not to include such securities, and the price per share with respect to any such deemed sale shall be the gross price per share at which such securities could have been sold in such offering.

         "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Section 2 hereof, including, without limitation, all registration, qualification and filing fees (excluding fees attributable to Registrable Securities), printing expenses, fees and disbursements of counsel for the Company (except to the extent attributable to the inclusion of Registrable Securities in a registration), blue sky fees and expenses (excluding any fees and expenses attributable to Registrable Securities), and the expense of any special audits incident to or required by any such registration; provided, however, that in no event shall anything covered in Selling Expenses be considered a Registration Expense.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions, stock transfer taxes, Commission and blue sky filing fees and related expenses attributable to the Registrable Securities being registered by the Holders in any registration under Section 2, and all fees and disbursements of counsel for the Holders and all fees and disbursements of counsel for the Company to the extent such fees and disbursements are attributable to the participation of Holders in such registration and the inclusion of Registrable Securities therein.

         "SHARES" shall mean the shares of common stock, $.01 par value per share, of the Company issued to the Holders in the Merger, as set forth on Exhibit A hereto.

2.  PIGGYBACK REGISTRATION RIGHTS

         (a) NOTICE OF REGISTRATION. If at any time or from time to time during the term of this Agreement the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (x) a registration relating solely to employee benefit plans or (y) a registration relating solely to a Commission Rule 145 transaction, the Company will, subject to the limitations set forth elsewhere in this Agreement:

              (i) promptly give to each Holder written notice thereof (the "Company Notice"); and

              (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, any Registrable Securities specified by written notice from the Holders to the Company (the "Holder Notice") within 15 business days after the effective date of the Company Notice.

         (b) UNDERWRITING. If the registration described in a Company Notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders in such Company Notice. The right of any Holder to include Registrable Securities in such registration pursuant to this Agreement shall be conditioned upon such Holder's participation in such underwriting. All Holders proposing to distribute Registrable Securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, on a pro rata basis among the Holders based on the number of Registrable Securities originally proposed to be included in such registration and underwriting by each Holder. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to one hundred eighty
(180) days after the effective date of the registration statement relating thereto, and, if withdrawn by a Holder, shall be deemed to have been sold by such Holder pursuant to Section 1 under "Registrable Securities," unless such registration is withdrawn by the Company pursuant to Section 2(c).

         (c) RIGHT TO TERMINATE REGISTRATION. The Company may terminate or withdraw any registration to which the registration rights in this Section apply prior to the effectiveness of such registration, whether or not any Holder has elected to include securities in such registration.

         (d) LIMITATIONS. Notwithstanding any other provision of this Agreement, and in addition to the other limitations, terms and conditions set forth elsewhere in this Agreement, the registration rights set forth in this
Section 2 shall be subject to the following limitations:

              (i) In connection with any proposed registration otherwise subject to this Section 2, a Holder shall not be entitled to registration of any shares in excess of a number of shares which would be reasonably expected to result in gross proceeds to such Holder of $2,000,000, in the case of Stephen Woods and Gregory Boudreau, or $1,000,000, in the case of Jonathan Brodeur, as determined by the Company in consultation with the managing underwriter for the offering, if any.

              (ii) In connection with any proposed registration otherwise subject to this Section 2, no Holder shall be entitled to registration of any Registrable Securities unless the aggregate gross proceeds of all Registrable Securities proposed to be included in the registration are reasonably expected to be at least $1,000,000, as determined by the Company in consultation with the managing underwriter for the offering, if any.

3.  EXPENSES OF REGISTRATION

     All Registration Expenses incurred in connection with any registration pursuant to Section 2 shall be borne by the Company. All Selling Expenses incurred in connection with any registration pursuant to Section 2 shall be borne by the Holders of the Registrable Securities included in such registration pro rata on the basis of the number of shares so registered.

4.  REGISTRATION PROCEDURES

     In the case of each registration required to be effected by the Company pursuant to Section 2, the Company will:

         (a) Furnish to the Holders participating in such registration and to the underwriters, if any, of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

         (b) Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

         (c) Cause the Registrable Securities included in any distribution effected pursuant this Agreement to be listed on each securities exchange or other trading market on which similar securities issued by the Company are then listed.

5.  INDEMNIFICATION

         (a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all actual out-of-pocket expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in any litigation or in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, preliminary prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation or any alleged violation by the Company of the Securities Act or the Exchange Act or any state securities law, or of any rule or regulation promulgated under any of the foregoing applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other actual out-of-pocket expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 5(a) shall not apply to amounts paid in settlement of any such matter if the settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld; and provided further that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by such Holder, controlling person or underwriter specifically for use therein.

         (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which a registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all actual out-of-pocket expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein, in light of the circumstances in which they were made, or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal and any other actual out-of pocket expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use therein; provided, however, that the indemnity agreement contained in this
Section 5(b) shall not apply to amounts paid in settlement of any matter if the settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that the maximum liability of each selling Holder under this Section 5(b) shall be equal to the total cash proceeds to such selling Holder as a result of such registration and offering.

         (c) Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnification may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, however, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses of such counsel to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (not to be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         (d) If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying the applicable Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided, that, in no event shall any contribution by a Holder under this Subsection 5(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

         (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering of Registrable Securities pursuant to this Agreement are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

         (f) The obligations of the Company and Holders under this Section 5 shall survive the completion of any offering of Registrable Securities pursuant to a registration statement filed pursuant to this Agreement.

6.  INFORMATION BY HOLDER

    The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

7.  RULE 144 REPORTING

    With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of Registrable Securities to the public without registration, the Company shall use commercially reasonable efforts to (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times as the Company is subject to the reporting requirements of the Exchange Act, and (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act.

8.  NO TRANSFER OF REGISTRATION RIGHTS

    The registration rights set forth in this Agreement may not be assigned to any person or entity under any circumstances, except by will or pursuant to the laws of intestate succession.

9.  STANDOFF AGREEMENT

    Each Holder agrees in connection with any registration of the Company's securities (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), upon request of the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, pledge (or otherwise encumber or hypothecate), grant any option for the purchase of, or otherwise directly or indirectly dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company and such managing underwriters for such period of time (not to exceed 180 days) as the Board of Directors establishes pursuant to its good faith negotiations with such managing underwriters.

10. TERMINATION OF RIGHTS AND AGREEMENT

    The rights of any particular Holder to cause the Company to register securities under this Agreement shall terminate at such time as such Holder no longer owns any Registrable Securities. This Agreement shall terminate at such time as no Holder owns any Registrable Securities, or three years after the date hereof, whichever occurs first.

11. SUCCESSORS

    Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties hereto.

12. THIRD PARTIES

    Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective permitted successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

13. GOVERNING LAW

    This Agreement shall be governed by and construed under the laws of the State of Washington in the United States of America without regard to the conflict or choice of law provisions of such State.

14. COUNTERPARTS

    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15. NOTICES

    All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, or delivered by facsimile, courier or personal delivery, addressed (a) if to a Holder, at such Holder's address set forth on Exhibit A, or at such other address as such Holder shall have furnished to the Company in writing, or (b) if to the Company, at its principal executive office, attention President, or at such other address as the Company shall have furnished to the Holders. If notice is provided by mail, it shall be deemed effective three (3) business days after proper deposit in the U.S. Mail. If notice is given by facsimile, it shall deemed effective upon confirmation by the sender of receipt of transmission by the recipient
(so long as the recipient does not indicate nonreceipt of the transmission within 24 hours after confirmation of transmission). If notice is given by courier, it shall deemed effective one business day after deposit properly addressed and prepaid for priority overnight delivery with a reputable courier of national standing. If notice is given otherwise by personal delivery, it shall deemed effective upon receipt.

16. SEVERABILITY

    If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

17. AMENDMENT AND WAIVER

    Any provision of this Agreement may be amended with the written consent of the Company and the Holders of at least fifty percent (50%) of the outstanding shares of the Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Securities and the Company. In addition, the Company may waive performance of any obligation owing to it, as to some or all of the Holders of Registrable Securities, or agree to accept alternatives to such performance, without obtaining the consent of any Holder of Registrable Securities.

18. DELAYS OR OMISSIONS

    No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.



                        [This space intentionally left blank.]

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

EGGHEAD, INC.

By:  /s/ George P. Orban
     --------------------------------------
    George P. Orban, Chairman of the Board
       and Chief Financial Officer



HOLDERS:

   /s/ Gregory J. Boudreau
-------------------------------------------
Gregory J. Boudreau



   /s/ Jonathan W. Brodeur
-------------------------------------------
Jonathan W. Brodeur



   /s/ Stephen M. Wood
-------------------------------------------
Stephen M. Wood

                                      EXHIBIT A

                                 SCHEDULE OF HOLDERS

                   Name and Address         Number of Shares

                   Gregory J. Boudreau        1,675,824
                   Jonathan W. Brodeur          318,614
                   Stephen M. Wood            1,717,202